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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                     DAIMLER-BENZ AUTO GRANTOR TRUST 1993-A
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             (Exact name of registrant as specified in its charter)



                               September 15, 1997
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                Date of Report (Date of earliest event reported)


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
Delaware                          33-68018             51-0349813
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(State or other jurisdiction      (Commission File     (I.R.S. Employer Identification
of incorporation)                  Number)             No.)
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        1201 North Market Street, Suite 1406, Wilmington, Delaware 19801
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               (Address of principal executive offices) (Zip Code)



                                 (302) 426-1900
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              (Registrant's telephone number, including area code)
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Item 5.  Other Events

         On September 15, 1997, the Principal and Interest collected during the preceding calendar month, net of certain adjustments as provided for in the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement"), among Mercedes-Benz Credit Corporation, in its individual capacity and as Servicer, Daimler-Benz Auto Receivables Corporation, as Seller, and Citibank, N.A., as Trustee, Payahead Agent and Class A Agent (the "Trustee"), was distributed to holders ("Certificateholders") of certificates representing undivided fractional interests in Daimler-Benz Auto Grantor Trust 1993-A. In accordance with the Agreement, the statement for Class A Certificateholders for the August 1997 collection period (the "August Statement") was furnished to the Trustee for the benefit of the Certificateholders and, as such, was distributed by the Trustee to the Certificateholders. A copy of the August Statement is being filed as Exhibit 28 to this Current Report on Form 8-K.



Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

                  Exhibit No.                Description
                  -----------                -----------

                  28                         Statement for Class A
                                             Certificateholders for the
                                             August 1997 Collection Period


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               Daimler-Benz Auto Grantor Trust 1993-A
                                             (Registrant)

                               By: Mercedes-Benz Credit Corporation, as Servicer


Date:  October 10, 1997        By:   /s/David A. Klanica
                                     -------------------------------------------
                                     Name:       David A. Klanica
                                     Title:      Director of Accounting Services


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                                INDEX TO EXHIBITS

Exhibit No.                    Description
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    28                        Statement for Class A Certificateholders for the
                              August 1997 Collection Period


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